Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the Quarterly Report on Form 10-Q (the “Report”) for the quarter ended September 30, 2020, I, Nicholas W. Alexos, Executive Vice President and Chief Financial Officer of Univar Solutions Inc. (the “Company”), certify that:
1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”); and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ NICHOLAS W. ALEXOS
Nicholas W. Alexos
Executive Vice President and Chief Financial Officer
November 5, 2020

This certification accompanies the Report and shall not, except to the extent required by the Exchange Act, be deemed filed by the Company. A signed original of this certification has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.